Segment Information - Divisions	6 Months Ended
Jun. 30, 2020
Text Block [Abstract]
Segment Information
3 SEGMENT INFORMATION - DIVISIONS

First Half	Beauty & Personal Care	Home Care	Foods & Refreshment	Total
Turnover ( € million)
2019	10,721	5,410	9,995	26,126
2020	10,610	5,328	9,776	25,714
Change (%)	(1.0)	(1.5)	(2.2)	(1.6)
Impact of:
Acquisitions (%)	1.3	0.3	1.7	1.2
Disposals (%)	–	–	(0.4)	(0.2)
Currency-related items (%), of which:	(2.0)	(4.8)	(1.7)	(2.5)
Exchange rates changes (%)	(2.2)	(5.1)	(2.0)	(2.7)
Extreme price growth in hyperinflationary markets* (%)	0.3	0.3	0.3	0.3
Underlying sales growth (%)	(0.3)	3.2	(1.7)	(0.1)

Price * (%)	(0.4)	0.3	0.8	0.2
Volume (%)	0.1	2.9	(2.5)	(0.3)

Operating profit ( € million)
2019	2,322	652	1,615	4,589
2020	2,403	744	1,525	4,672
Underlying operating profit ( € million)
2019	2,469	756	1,829	5,054
2020	2,495	817	1,772	5,084
Operating margin (%)
2019	21.7	12.1	16.2	17.6
2020	22.6	14.0	15.6	18.2
Underlying operating margin (%)
2019	23.0	14.0	18.3	19.3
2020	23.5	15.3	18.1	19.8

*
Underlying price growth in excess of 26% per year in hyperinflationary economies has been excluded when calculating the price growth in the tables above, and an equal and opposite amount is shown as extreme price growth in hyperinflationary markets.

Turnover growth is made up of distinct individual growth components namely underlying sales, currency impact, acquisitions and disposals. Turnover growth is arrived at by multiplying these individual components on a compounded basis as there is a currency impact on each of the other components. Accordingly, turnover growth is more than just the sum of the individual components.
Underlying operating profit represents our measure of segment profit or loss as it is the primary measure used for the purpose of making decisions about allocating resources and assessing performance of segments. Underlying operating margin is calculated as underlying operating profit divided by turnover.